SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                          Date of Report: July 1, 2007





                            GS CLEANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                         59-3764931
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(State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                              10019
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(Address of principal executive offices)                            (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01         COMPLETION OF ACQUISITION OF ASSETS
ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION

     On July 1, 2007 GS CleanTech acquired from GS Carbon Corporation all of the capital stock of GS Carbon Trading, Inc. GS Carbon Trading owns minority positions in the capital stock of Sterling Planet, Inc., Terra Pass, Inc., Air Cycle Corporation, General Ultrasonics Corporation and General Carbonics Corporation.

     In exchange for the capital stock in GS Carbon Trading, GS CleanTech assumed liability to Cornell Capital Partners under certain Convertible Debentures in the principal amount of $1,125,000 issued by GS Carbon to Cornell Capital Partners.

     GS CleanTech is a subsidiary of GreenShift Corporation, which owned 85% of the equity in GS Carbon until June 30, 2007. The assignment of debt described above was a condition to the agreement under which GreenShift divested itself of ownership of GS Carbon.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a Assignment and Assumption  Agreement  dated July 1, 2007 among GS CleanTech
     Corporation, GS Carbon Corporation and Cornell Capital Partners, L.P.

10-b Convertible  Debenture  dated  February  2007  issued  to  Cornell  Capital
     Partners and assumed by GS CleanTech Corporation on July 1, 2007.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 16, 2007           GS CLEANTECH CORPORATION

                                  By: /s/ David Winsness
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                                          David Winsness
                                          Chief Executive Officer